Execution Copy WARRANT ISSUANCE AGREEMENT This WARRANT ISSUANCE AGREEMENT (this “Agreement”) is entered into as of March 3, 2026 (the “Effective Date”), between 4010 Royalty Investments ICAV, An Umbrella Irish Collective Asset-Management Vehicle With Segregated Liability Between Sub-Funds, for and on behalf of its Sub-Fund, 4010 Royalty Investments Fund 1 (the “Buyer”), and Aquestive Therapeutics, Inc., a corporation incorporated in the State of Delaware (the “Company”). WHEREAS, the Buyer and the Company are party to that certain Purchase and Sale Agreement, dated August 13, 2025 (the “RTW Agreement”); WHEREAS, on the date hereof, the Company is entering into an amendment to the RTW Agreement (the “RTW Amendment”); WHEREAS, the Company and the Buyer have agreed that, concurrently with execution of the RTW Amendment, on the terms and conditions described in this Agreement, the Company will issue and deliver to the Buyer warrants for the purchase up to 375,000 shares (the “Warrant Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), calculated in accordance with the Warrant attached hereto as Exhibit A (the “Warrant” and together with the Warrant Shares, the “Securities”); and WHEREAS, the parties hereto desire to provide for the subscription and purchase of the Warrants. NOW THEREFORE, in consideration of the covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Buyer hereby agree as follows: 1. Issuance of Warrants. Subject to the terms and conditions of this Agreement, the Company shall issue to the Buyer, on the Effective Date, warrants, in the form of the Warrant, to purchase an aggregate of 375,000 shares of Common Stock on the terms and subject to the conditions set forth in the Warrant in exchange for facilitating the negotiation, execution, delivery and funding of the RTW Amendment substantially concurrently with the execution of this Agreement. 2. Closing. The issuance of the Warrants (the “Closing”) shall take place remotely by electronic transfer of Closing documentation substantially concurrently with the execution of this Agreement. At the Closing, the Company shall deliver to the Buyer the Warrant pursuant to which the Buyer shall have the right to acquire up to such aggregate number of Warrant Shares as is set forth therein, duly executed on behalf of the Company and registered in the name of the Buyer or its designee. 3. Representations and Warranties of the Company. a. Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its respective obligations hereunder and thereunder. The execution and delivery by the Company of this Agreement and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, or its Board of Directors or stockholders. The Agreement has been (or upon delivery will have been) duly executed by the Company, and, when delivered in accordance with the terms hereof, will constitute a valid and binding obligation of the Company, enforceable against the Company, in accordance with its terms, except as such enforceability may be limited by general

Execution Copy principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. b. No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the reservation of Common Stock for the issuance of the Securities and the subsequent issuance of the Securities) do not and will not (i) conflict with or violate any provision of the Company or any of its subsidiaries’ certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company or any of its subsidiaries, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing the Company or a the Company subsidiary’s debt or otherwise) or other understanding to which the Company any of its subsidiaries is a party or by which any property or asset of the Company or any of its subsidiaries is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any governmental authority to which the Company or a the Company subsidiary is subject (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Nasdaq Stock Market LLC (“Nasdaq”) to which the Company is subject), or by which any property or asset of the Company or a the Company subsidiary is bound or affected; except in the case of clause (ii) or (iii) above, as would not reasonably be expected to (i) have or result in a material adverse effect on the legality, validity, binding effect or enforceability of this Agreement, (ii) have or result in a material adverse effect on the business operations, properties, assets, condition (financial or otherwise) or liabilities of the Company and its subsidiaries, taken as a whole, or (iii) have or result in a material adverse effect on the Company’s authority or ability to perform fully on a timely basis its obligations under this Agreement. c. Consents. Neither the Company nor any of its subsidiaries is required to obtain any consent, waiver, authorization, permit or order of, give any notice to, or make any filing or registration with, any governmental authority or other person in connection with the execution, delivery and performance by the Company of this Agreement, other than (i) the filing of any requisite notices and/or applications(s) to Nasdaq for the issuance and sale of the Warrants and the issuance of the Warrant Shares upon exercise of the Warrants and the listing of the Warrant Shares for trading thereon, and (ii) the filing of a Current Report on Form 8-K, or the disclosure required thereby in another filing, with the Securities and Exchange Commission. The Company is not in violation of any material requirements of the Nasdaq and has no knowledge of any facts or circumstances which would reasonably be expected to result in the delisting or suspension of the Common Stock after the date hereof. d. Issuance of the Securities. The issuance of the Warrants is duly authorized and, upon issuance in accordance with the terms of this Agreement, the Warrants will be validly issued free from all preemptive or similar rights, taxes, liens (other than transfer limitations imposed by applicable securities laws) and charges with respect to the issue thereof. As of the Closing, the Company shall have reserved from its duly authorized capital stock not less than 100% of the maximum number of Warrant Shares issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth therein). Upon exercise in accordance with the Warrants, the Warrant Shares when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being

Execution Copy entitled to all rights accorded to a holder of Common Stock (as set forth in the applicable charter documents). 4. Representations and Warranties. a. Binding Agreement. This Agreement constitutes the legal, valid and binding obligation of such Buyer, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by such Buyer does not and will not conflict with, violate or cause a breach of any provision of the organizational documents of such Buyer. b. Accredited Investor Status. Each Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). c. Purchase for Own Account. Each Buyer is acquiring, and will acquire, any securities of the Company for its own account, for investment purposes only, and not with a view to, or for offer or sale in connection with, any distribution thereof within the meaning of the Securities Act. 5. Other Agreements of the Parties. a. Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Warrants in which the Company shall record the name and address of the person in whose name the Warrants have been issued (including the name and address of each permitted transferee) and the number of Warrant Shares issuable upon exercise of the Warrants held by such person. The Company shall keep the register open and available at all times during business hours upon reasonable notice for inspection of any Buyer or its legal representatives. 6. Miscellaneous: Sections 11.5, 11.7, 11.8, 11.9, 11.10, 11.11, 11.12, 11.13 and 11.14 of the RTW Agreement shall be incorporated mutatis mutandis to this Agreement. [Signature Page Follows]

Execution Copy IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective representatives thereunto duly authorized as of the date first above written. COMPANY AQUESTIVE THERAPEUTICS, INC. By: _/s/ Daniel Barber_________________ Name: Daniel Barber Title: Chief Executive Officer and President BUYER 4010 ROYALTY INVESTMENTS ICAV, AN UMBRELLA IRISH COLLECTIVE ASSET- MANAGEMENT VEHICLE WITH SEGREGATED LIABILITY BETWEEN SUB-FUNDS, FOR AND ON BEHALF OF ITS SUB-FUND, 4010 ROYALTY INVESTMENTS FUND 1 By: RTW Investments, LP, its investment manager By: __/s/ Roderick Wong, M.D.____ ___ Name: Roderick Wong, M.D. Title: Managing Partner

Execution Copy EXHIBIT A FORM OF WARRANT 5009875068.2